Filed Pursuant to Rule 497(e)

COMSTOCK FUNDS INC.

Comstock Capital Value Fund

GABELLI CAPITAL SERIES FUNDS, INC.

Gabelli Capital Asset Fund

GABELLI INTERNATIONAL GROWTH FUND, INC.

GABELLI INVESTOR FUNDS, INC.

The Gabelli ABC Fund

THE GABELLI SRI FUND, INC.

GAMCO GLOBAL SERIES FUNDS, INC.

The Gabelli Global Content & Connectivity Fund

The Gabelli Global Growth Fund

The Gabelli International Small Cap Fund

The Gabelli Global Rising Income & Dividend Fund

The Gabelli Global Mini Mites™ Fund

THE GABELLI GOLD FUND, INC.

THE GABELLI ASSET FUND

THE GABELLI DIVIDEND GROWTH FUND

THE GABELLI GROWTH FUND
THE GABELLI UTILITIES FUND
THE GABELLI VALUE 25 FUND INC.

(each, a “Fund” and collectively, the “Funds”)

Supplement dated March 27, 2024, to each Fund’s Statutory Prospectus

This supplement amends certain information in each Fund’s statutory prospectus (the “Prospectus”). Unless otherwise indicated, all other information included in each Fund’s Prospectus, or any previous supplements thereto, that is not inconsistent with the information set forth in this supplement, remains unchanged. Capitalized terms not otherwise defined in this supplement have the same meaning as in each Fund’s Prospectus, as applicable.

Under “Purchase of Shares,” the following disclosure is added at the end of the subsection entitled “Additional Purchase Information” of each Fund’s Prospectus:

Conversion Among Classes Based on Eligibility Criteria. Shareholders who hold their shares of a Fund directly at a Fund’s transfer agent are only eligible to hold the class of Fund shares with the lowest Distribution and Service (Rule 12b-1) Fees for which such shareholders are otherwise eligible to purchase or hold based on the minimum investment requirements and other eligibility criteria for that class.

In determining whether a shareholder is eligible to continue to hold any particular class of Fund shares, the Adviser considers each class’s minimum investment requirements and other eligibility criteria. See “Classes of Shares” herein.

The Adviser will make the foregoing eligibility determinations at least once per calendar year (the “Determination Date”). Based on this determination, if a shareholder who holds its shares directly at a Fund’s transfer agent is eligible to hold a class of Fund shares with lower Distribution and Service (Rule 12b-1) Fees, any of such shareholder’s shares not already held as that class will be converted to that class within approximately 30 calendar days following the Determination Date. In no event will a shareholder’s shares be converted to a class of shares bearing higher Distribution and Service (Rule 12b-1) Fees, irrespective of the foregoing eligibility determinations.

For U.S. federal income tax purposes, the conversion of a shareholder’s investment from one class of shares of a Fund to another class of shares of the same Fund generally should not result in the recognition of gain or loss. Thus, in general, the shareholder’s tax basis in the new class of shares immediately after the conversion should equal the shareholder’s tax basis in the converted shares immediately before the conversion, and the holding period of the new class of shares should include the holding period of the converted shares.

The disclosure entitled “Merrill Lynch, Pierce, Fenner & Smith Incorporated” in Appendix A (“Sales Charge Reductions and Waivers Available through Certain Intermediaries”) of each Fund’s Prospectus is deleted in its entirety and replaced with the following:

Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”)

Purchases or sales of front-end (i.e. Class A) or level-load (i.e., Class C) mutual fund shares through a Merrill platform or account will be eligible only for the following sales load waivers (front-end, contingent deferred, or back-end waivers) and discounts, which differ from those disclosed elsewhere in this Fund’s prospectus. Purchasers will have to buy mutual fund shares directly from the mutual fund company or through another intermediary to be eligible for waivers or discounts not listed below.

It is the client’s responsibility to notify Merrill at the time of purchase or sale of any relationship or other facts that qualify the transaction for a waiver or discount. A Merrill representative may ask for reasonable documentation of such facts and Merrill may condition the granting of a waiver or discount on the timely receipt of such documentation.

Additional information on waivers and discounts is available in the Merrill Sales Load Waiver and Discounts Supplement (the “Merrill SLWD Supplement”) and in the Mutual Fund Investing at Merrill pamphlet at ml.com/funds. Clients are encouraged to review these documents and speak with their financial advisor to determine whether a transaction is eligible for a waiver or discount.

Front-end Load Waivers Available at Merrill
Shares of mutual funds available for purchase by employer-sponsored retirement, deferred compensation, and employee benefit plans (including health savings accounts) and trusts used to fund those plans provided the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans
Shares purchased through a Merrill investment advisory program
Brokerage class shares exchanged from advisory class shares due to the holdings moving from a Merrill investment advisory program to a Merrill brokerage account
Shares purchased through the Merrill Edge Self-Directed platform
Shares purchased through the systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same mutual fund in the same account
Shares exchanged from level-load shares to front-end load shares of the same mutual fund in accordance with the description in the Merrill SLWD Supplement
Shares purchased by eligible employees of Merrill or its affiliates and their family members who purchase shares in accounts within the employee’s Merrill Household (as defined in the Merrill SLWD Supplement)
Shares purchased by eligible persons associated with the fund as defined in this prospectus (e.g. the fund’s officers or trustees)
Shares purchased from the proceeds of a mutual fund redemption in front-end load shares provided (1) the repurchase is in a mutual fund within the same fund family; (2) the repurchase occurs within 90 calendar days from the redemption trade date, and (3) the redemption and purchase occur in the same account (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill’s account maintenance fees are not eligible for Rights of Reinstatement

Contingent Deferred Sales Charge (“CDSC”) Waivers on Front-end, Back-end, and Level Load Shares Available at Merrill
Shares sold due to the client’s death or disability (as defined by Internal Revenue Code Section 22e(3))
Shares sold pursuant to a systematic withdrawal program subject to Merrill’s maximum systematic withdrawal limits as described in the Merrill SLWD Supplement
Shares sold due to return of excess contributions from an IRA account
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the investor reaching the qualified age based on applicable IRS regulation
Front-end or level-load shares held in commission-based, non-taxable retirement brokerage accounts (e.g. traditional, Roth, rollover, SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans) that are transferred to fee-based accounts or platforms and exchanged for a lower cost share class of the same mutual fund
Front-end Load Discounts Available at Merrill: Breakpoints, Rights of Accumulation & Letters of Intent
Breakpoint discounts, as described in this prospectus, where the sales load is at or below the maximum sales load that Merrill permits to be assessed to a front-end load purchase, as described in the Merrill SLWD Supplement
Rights of Accumulation (ROA), as described in the Merrill SLWD Supplement, which entitle clients to breakpoint discounts based on the aggregated holdings of mutual fund family assets held in accounts in their Merrill Household
Letters of Intent (LOI), which allow for breakpoint discounts on eligible new purchases based on anticipated future eligible purchases within a fund family at Merrill, in accounts within your Merrill Household, as further described in the Merrill SLWD Supplement

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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